Inventories	9 Months Ended
Sep. 30, 2022
Inventories.
Inventories

8. Inventories

The inventories include only raw materials. During the nine months ended September 30, 2022, the decrease in inventory of EUR 48,291k is due primarily to transfer of inventory EUR 9,800k (net value) to GSK in connection with an agreement into which it entered with Novartis (see Note 3.6 for additional information) and due to further write-offs of EUR 41,295k as certain raw materials, which had been procured for manufacture into products to sell to GSK, but which are now no longer expected to be purchased.